                             SUBSCRIPTION AGREEMENT

                                      FOR

                         OBJECTIVE COMMUNICATIONS, INC.




                                  INSTRUCTIONS


                IMPORTANT:  PLEASE READ CAREFULLY BEFORE SIGNING
          SIGNIFICANT REPRESENTATIONS ARE CONTAINED IN THIS AGREEMENT


    1.  FILL IN MISSING INFORMATION ON PAGES 1 AND 10.

    2. COMPLETE AND SIGN BOTH COPIES OF THE SUBSCRIPTION AGREEMENT SIGNATURE PAGES ON PAGE 10.

    3. IF THE INVESTOR IS NOT A NATURAL PERSON OR PERSONS, COMPLETE AND SIGN BOTH COPIES OF THE CERTIFICATE OF SIGNATORY ON PAGE 11.

    4. SIGN AND DATE ONE COPY OF THE STOCK POWER ON PAGE 12. PLEASE HAVE YOUR SIGNATURE MEDALLION GUARANTEED.

                                   Print Name of Subscriber
                                                            --------------------


                             SUBSCRIPTION AGREEMENT


Objective Communications, Inc.
50 International Drive
Portsmouth, New Hampshire 03801

Ladies and Gentlemen:

    1.  AGREEMENT TO PURCHASE.

        1.1 SUBSCRIPTION. I (sometimes referred to herein as the "Investor") hereby subscribe for and agree to purchase $_______ of Units (as defined below) of Objective Communications, Inc. ("Company"), a Delaware corporation, at a purchase price of $100,000 per Unit, on the terms and conditions described herein and in the Confidential Term Sheet, dated January 25, 1999, together with all exhibits and any supplements (collectively, the "Term Sheet").

        1.2 PAYMENT. I hereby tender to the Company cash or a check made payable to the order of "Southeast Research Partners, Inc.--OCOM Special Account" in the amount indicated above, two manually executed copies of this Subscription Agreement, an executed copy of my Confidential Purchaser Questionnaire and an executed copy of my NASD Questionnaire.

        1.3 ACCEPTANCE OR REJECTION OF SUBSCRIPTION. The Company and Southeast Research Partners, Inc. ("SERP") have the right to reject this subscription for Units, in whole or in part for any reason and at any time prior to the Closing (as defined in Section 4 below), notwithstanding prior receipt by me of notice of acceptance of my subscription. In the event of the rejection of this subscription, my subscription payment will be promptly returned to me without interest or deduction and this Subscription Agreement shall have no force or effect. The Company may accept this Subscription Agreement at any time for all or any portion of the Units subscribed for by executing a copy hereof as provided and notifying me within a reasonable time thereafter. In the event my subscription is accepted and there is a Closing, my subscription proceeds shall be released to the Company.

    2. DESCRIPTION OF UNITS. Each Unit consists of a $100,000 principal amount promissory note ("Note(s)") and 40,000 shares ("Shares") of common stock, par value $.01 per share ("Common Stock"), of the Company.

    3.  THE OFFERING.

        3.1 PLACEMENT AGENT. SERP is acting as the exclusive placement agent for the offering to which the Term Sheet relates ("Offering") on a "best efforts - $1,000,000 minimum, $2,850,000 maximum" basis.

        3.2 OFFERING PERIOD. The Offering will continue until February 12, 1999 unless such date is extended, without notice to the Investor, by mutual consent of SERP and the Company, to a date not later than February 26, 1999 ("Termination Date"). Prior to the earlier of





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a Closing (as defined in Section 4 hereof) or the Termination Date, my cash or check delivered herewith will be held by SERP in a segregated, non-interest bearing bank account subject to the terms and conditions herein. If subscriptions for at least 10 Units are not received and accepted by the Company by the Termination Date, my payment will be returned to me without interest or deduction.

    4. CLOSING AND DELIVERY OF UNITS. An initial closing ("Initial Closing") may occur at the offices of GM&M at any time prior to the Termination Date and after the sale by the Company of at least 10 Units, as determined jointly by the Company and SERP. The Offering will continue until the earlier of (i) the sale of the maximum number of Units being offered by the Company or (ii) the Termination Date. After the Initial Closing, subsequent closings with respect to the sale of additional Units may take place at any time prior to the Termination Date (each such closing, together with the Initial Closing, being referred to as the "Closing"). The Units subscribed for herein shall not be deemed issued to or owned by me until two copies of this Subscription Agreement have been executed by me and countersigned by the Company and the Closing has occurred. At the Closing, my Note shall be delivered to Graubard Mollen & Miller ("GM&M"), as custodian, to be held for my benefit until the consummation of the public offering contemplated by the letter of intent, dated January 14, 1999 ("Letter of Intent"), between the Company and SERP ("SERP Offering") or such earlier time as I may request its delivery to me, and my Shares shall be deposited in my account at SERP.

    5.  REGISTRATION RIGHTS; LOCK-UP.

        5.1 "PIGGYBACK" ON SERP OFFERING REGISTRATION; LOCK-UP. The Company shall register the re-offer and resale by the holders thereof pursuant to the registration statement to be filed by the Company in connection with the SERP Offering; provided, however, the undersigned agrees that, if the foregoing registration statement is declared effective, he shall not sell or offer to sell any Shares for a period of 180 days from the effective date of such registration statement ("Holding Period") without the consent of SERP. The Company shall keep the registration statement effective and current until all of the Shares registered thereunder are sold or may be sold without any limitation under an appropriate exemption under the Securities Act of 1933, as amended ("Securities Act"). The Company shall bear all expenses and pay all fees incurred in connection with the filing and modification or amendment of the registration statement to be filed in connection with the SERP Offering, exclusive of (i) underwriting discounts and commissions payable in respect of the sale of the Shares, (ii) any fees or disbursements of any counsel to the holders of the Shares, (iii) any transfer taxes and documentary stamp taxes, if any, relating to the sale and disposition of the Shares by the holders, and (iv) any fees and expenses required to be paid by the holders under applicable state securities laws.

        5.2 "PIGGYBACK" ON OTHER COMPANY REGISTRATIONS. So long as the Shares are not included in a current and effective registration statement, the holders shall have the right to "piggyback" the Shares on each registration statement filed by the Company during the two year period following the Initial Closing (except registration statements filed on Form S-4 and Form S-8); provided, however, that this subparagraph (e) shall not apply to any Shares if such Shares may then be sold within a three-month period under Rule 144, assuming the holder's compliance with the provisions of such Rule, and the Company delivers an opinion of counsel to that effect to the transfer agent; and provided, further, that if the offering (other than the SERP Offering) with respect to which a registration statement is filed is managed by an independent underwriter, then (i) if in the reasonable judgment of the managing underwriter, which shall be evidenced by a writing





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delivered to such holder, the sale of the Shares in connection with the proposed offering would have a material adverse effect on the offering, the holder shall not sell his Shares under such registration statement until 90 days after the effective date of such registration statement, and (ii) if shares of Common Stock (or securities convertible into or exchangeable for shares of Common Stock) are to be registered for the benefit of any other selling security holder ("Selling Holder"), the holder shall be entitled to sell immediately under such registration statement a percentage of the total number of Shares owned by him equal to the highest percentage of the Common Stock (or Common Stock equivalents) to be sold under such registration statement (vis-a-vis the total number of shares of Common Stock or Common Stock equivalents owned) by any such Selling Holder, with the holder being entitled to sell the balance of his Shares under such registration statement commencing 90 days after the effective date of the registration statement. The Company shall give the holder three weeks' notice of the intended filing date of any registration statement, other than a registration statement filed on Form S-4 or Form S-8, and the holder shall have two weeks after receipt of such notice to notify the Company of his intent to include Shares in the registration statement. The Company shall keep any registration statement onto which the holder has "piggybacked" his Shares current and effective for a period up to 180 days from the date on which the holder is first entitled to sell the total number of his Shares registered thereunder. The Company shall bear all expenses and pay all fees incurred in connection with the filing and modification or amendment of any such registration statement, exclusive of (i) underwriting discounts and commissions payable in respect of the sale of the Shares, (ii) any fees or disbursements of any counsel to SERP or the holders of the Shares, except that the Company will pay up to $10,000 for the reasonable fees, and pay the reasonable expenses, of one special counsel, if any, to the holders of the Shares, (iii) any transfer taxes and documentary stamp taxes, if any, relating to the sale and disposition of the Shares by the holders, and
(iv) any fees and expenses required to be paid by the holders under applicable state securities laws. Until further notice from a majority of the holders of the Shares or from GM&M, GM&M shall be the special counsel to the holders
referenced to in the preceding sentence.   The Company shall pay the cost of
providing a reasonable number of copies of the prospectus contained in such registration statement to the holders. SERP is a third-party beneficiary of this Section and this Section may not be modified or amended without the prior written agreement of SERP.

        5.3 NASDAQ AND NASDR REQUIREMENTS. Notwithstanding the foregoing, I acknowledge and agree that, if necessary to clear the SERP Offering with the Nasdaq Stock Market and/or NASD Regulation, Inc., and with SERP's consent, (i) the Holding Period may be made unconditional and absolute and extended for up to eighteen (18) additional months (i.e., 24 months after the effective date of the registration statement to be filed in connection with SERP Offering), (ii) the Shares may be excluded or withdrawn from the Company's registration statement to be filed in connection with the SERP Offering, and (iii) some or all of my Shares may be returned to the Company and canceled. I hereby give power and authority to SERP, through their respective agents and employees, to effect such transfers. In addition, I have executed the stock power on page 11 hereof in favor of SERP in order to facilitate such transfer.

        5.4 INDEMNIFICATION BY COMPANY.

            (a) The Company shall indemnify the registered holder(s) of the Shares to be sold pursuant to any registration statement hereunder, the officers and directors of each holder and each person, if any, who controls such holders within the meaning of Section 15 of the Securities Act or Section 20(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act") or any state securities law or regulation, against all loss, claim, damage, expense or liability





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(including all reasonable attorneys' fees and other expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever incurred by the indemnified party in any action or proceeding between the indemnitor and indemnified party or between the indemnified party and any third party or otherwise) to which any of them may become subject under the Securities Act, the Exchange Act or any other statute or at common law or otherwise under the laws of foreign countries, arising from such registration statement or based upon any untrue statement or alleged untrue statement of a material fact contained in (i) any preliminary prospectus, the registration statement or prospectus (as from time to time each may be amended and supplemented); (ii) any post-effective amendment or amendments or any new registration statement and prospectus in which the Shares are included; or
(iii) any application or other document or written communication (collectively called "application") executed by the Company or based upon written information furnished by the Company in any jurisdiction in order to qualify the Shares under the securities laws thereof or filed with the Securities and Exchange Commission, any state securities commission or agency, Nasdaq or any securities exchange; or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, unless such statement or omission is made in reliance upon, and in conformity with, written information furnished to the Company by and with respect to such registered holders ("Purchaser Information") expressly for use in any preliminary prospectus, the Registration Statement or prospectus, or any amendment or supplement thereof, or in any application, as the case may be. The Company agrees promptly to notify such registered holders of the commencement of any litigation or proceedings against the Company or any of its officers, directors or controlling persons in connection with the issue and sale or resale of the Shares or in connection with the registration statement or prospectus.

            (b) Promptly after receipt by an indemnified party under this
Section 5.4 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 5.4, notify in writing the indemnifying party of the commencement thereof; and the omission so to notify the indemnifying party will relieve the indemnifying party from any liability under this Section 5.4 as to the particular item for which indemnification is then being sought, but not from any other liability that it may have to any indemnified party. In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may wish, jointly with any other indemnifying party, similarly notified, to assume the defense thereof, with counsel who shall be selected by the indemnifying party and reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 5.4 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. Any such indemnifying party shall not be liable to any such indemnified party on account of any settlement of any claim or action effected without the consent of such indemnifying party.

        5.5 SUCCESSORS AND ASSIGNS. The registration rights granted to the holders inure to the benefit of all the holders' successors, heirs, pledgees, assignees, transferees and purchasers of the Shares, as the case may be.

    6. INVESTOR REPRESENTATIONS AND WARRANTIES. I acknowledge, represent and warrant to, and agree with the Company as follows (and SERP may rely thereon as a third-party beneficiary





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thereof) as of the date hereof and as of the date, if any, on which I convert the Note into shares of Common Stock:

                          (a)     I acknowledge receipt of the Term Sheet and
all exhibits listed therein and represent that I have carefully reviewed and understand the Term Sheet and its exhibits.

                          (b)     I am aware that my investment involves a high
degree of risk, and I have read and fully understand the Term Sheet, including the section entitled "Risk Factors."

                          (c)     I acknowledge and am aware that there is no
assurance as to the future performance of the Company.

                          (d)     I acknowledge that, notwithstanding the
Company's commitment herein, there can be no assurance that the Company will file any registration statement for the securities I am purchasing, that such registration statement, if filed, will be declared effective or, if declared effective, that the Company will be able to keep it effective until I sell the securities registered thereon.

                          (e)     I am purchasing the Units for my own account
for investment and not with a view to or for sale in connection with the distribution of the Units, nor with any present intention of selling or otherwise disposing of all or any part of the Units. I understand that there is no market at present and there is not expected to be any market in the future for the Units or the Notes and Shares included in the Units. I agree that (i) the purchase of the Units is a long-term investment, (ii) I may have to bear the economic risk of investment for an indefinite period of time because neither the Units, nor the Notes or the Shares have been registered under the Securities Act and, notwithstanding the Company's commitment herein, such securities may not be registered, and cannot be resold, pledged, assigned, or otherwise disposed of or transferred unless they are subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available. I understand that the Company is under no obligation to register the Units or Notes and, except as set forth herein, the Company is under no obligation to register the Shares, or to assist me in complying with any exemption from such registration under the Securities Act or any state securities laws. I hereby authorize the Company to place a legend denoting the restrictions on the Notes and the Shares to be issued.

                          (f)     I recognize that the Units, as an investment,
involve a high degree of risk including, but not limited to, the risk of economic losses from operations of the Company and the total loss of my investment. I believe that the investment in the Units is suitable for me based upon my investment objectives and financial needs, and I have adequate means for providing for my current financial needs and contingencies and have no need for liquidity with respect to my investment in the Company.

                          (g)     I have been given access to full and complete
information regarding the Company and have utilized such access to my satisfaction for the purpose of obtaining information in addition to, or verifying information included in, the Term Sheet and exhibits thereto, and I have either met with or been given reasonable opportunity to meet with officers of the Company for the purpose of asking questions of, and receiving answers from, such officers concerning the terms and conditions of the offering of the Units and the business and operations of the Company and to obtain any additional information, to the extent reasonably available. I have received all information and materials regarding the Company that I have requested.





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                          (h)     I have such knowledge and experience in
financial and business matters as to be capable of evaluating the merits and risks of an investment in the Units and have obtained, in my judgment, sufficient information from the Company to evaluate the merits and risks of an investment in the Company. I have not utilized any person as my purchaser representative as defined in Regulation D promulgated by the Securities and Exchange Commission pursuant to the Securities Act in connection with evaluating such merits and risks.

                          (i)     I have relied solely upon my own
investigation in making a decision to invest in the Company and I have independently evaluated the risks of purchasing the Units.

                          (j)     I have received no representation or warranty
from the Company or SERP or any of their respective officers, directors, employees or agents in respect of my investment in the Company and I have received no information (written or otherwise) from them relating to the Company or its business other than as set forth in the Term Sheet. I am not participating in the offer as a result of or subsequent to: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or the internet or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

                          (k)     I have had full opportunity to ask questions
and to receive satisfactory answers concerning the offering and other matters pertaining to my investment and all such questions have been answered to my full satisfaction. In addition, as required by Section 517.061(11)(a)(3), Florida Statutes and by Rule 3-500.05(a) thereunder, if I am a Florida resident I may have, at the offices of the Company, at any reasonable hour, after reasonable notice, access to the materials set forth in the Rule that the Company can obtain without unreasonable effort or expense.

                          (l)     I am an "accredited investor" as defined in
Section 2(15) of the Securities Act and in Rule 501 promulgated thereunder. I understand that because the Offering is limited to "accredited investors," the Units are being sold without registration under the Securities Act in reliance upon the exemption contained in Sections 3(b), 4(2) or 4(6) of the Securities Act and applicable state securities laws.

                          (m)     I understand that (i) none of the Units or
the Notes or the Shares included in the Units have been registered under the Securities Act, or the securities laws of certain states in reliance on specific exemptions from registration, (ii) no securities administrator of any state or the federal government has recommended or endorsed the Offering or made any finding or determination relating to the fairness of an investment in the Company, and (iii) the Company is relying on my representations and agreements for the purpose of determining whether this transaction meets the requirements of the exemptions afforded by the Securities Act and certain state securities laws.

                          (n)     I have been urged to seek independent advice
from my professional advisors relating to the suitability of an investment in the Company in view of my overall financial needs and with respect to the legal and tax implications of such investment.

                          (o)     If the Investor is a corporation, company,
trust, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is authorized and qualified





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to become an Investor in the Company and the person signing this Subscription
Agreement on behalf of such entity has been duly authorized by such entity to do so.

                          (p)     I hereby acknowledge and am aware that except
for any rescission rights that may be provided under applicable laws, I am not entitled to cancel, terminate or revoke this subscription, and any agreements made in connection herewith shall survive my death or disability.

    7. INDEMNIFICATION BY INVESTOR. I hereby agree to indemnify and hold harmless the Company and SERP, as Placement Agent, their respective officers, directors, shareholders, employees, agents, and attorneys against any and all losses, claims, demands, liabilities, and expenses (including reasonable legal or other expenses, including reasonable attorneys' fees and other expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever incurred by the indemnified party in any action or proceeding between the indemnitor and indemnified party or between the indemnified party and any third party or otherwise) incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person, to which any such indemnified party may become subject under the Securities Act, under any other statute, at common law or otherwise, insofar as such losses, claims, demands, liabilities and expenses arise out of or are based upon (a) any untrue statement or alleged untrue statement of a material fact made by me and contained in this Subscription Agreement or my Purchaser Questionnaire, (b) any breach by me of any representation, warranty, or agreement made by me contained herein, or (c) any misstatement or omission in my Purchaser Information. I agree to notify the Company and SERP promptly of any action or proceedings to which I am a party in which an allegation is made relating to or involving any such untrue statement or alleged untrue statement, breach or misstatement or omission. SERP is a third-party beneficiary of this Section and this Section may not be modified or amended without the prior written agreement of SERP.

    8. GOVERNING LAW AND JURISDICTION. This Subscription Agreement will be deemed to have been made and delivered in New York City and will be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of New York. The Company and the Investor each hereby (i) agrees that any legal suit, action or proceeding arising out of or relating to this Subscription Agreement shall be instituted exclusively in New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (ii) waives any objection to the venue of any such suit, action or proceeding and the right to assert that such forum is not a convenient forum for such suit, action or proceeding, and (iii) irrevocably consents to the jurisdiction of the New York State Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding and the Company further agrees to accept and acknowledge service or any and all process that may be served in any such suit, action or proceeding in New York State Supreme Court, County of New York or in the United States District Court for the Southern District of New York and agrees that service of process upon it mailed by certified mail to its address shall be deemed in every respect effective service of process upon it in any suit, action or proceeding.

    9.  MISCELLANEOUS.





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        9.1 SEVERABILITY; REMEDIES. In the event any parts of this Subscription
Agreement are found to be void, the remaining provisions of this Subscription Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.

        9.2 COUNTERPARTS. This Subscription Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Subscription Agreement may be by actual or facsimile signature.

        9.3 BENEFIT. This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto (and SERP to the extent it is a third-party beneficiary hereof) and their respective heirs, executors, personal representatives, successors and assigns. SERP shall be deemed to be a third-party beneficiary with respect to any sections hereof that so state or that otherwise indicate that SERP would be entitled to rely on the representations, warranties or covenants made by me therein.

        9.4 NOTICES. All notices, offers, acceptance and any other acts under this Subscription Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addressees in person, by overnight courier service, by confirmed facsimile or, if mailed, postage prepaid, by certified mail, (return receipt requested), and shall be effective three days after being placed in the mail if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier or confirmed telecopy, in each case addressed to a party. The addresses for such communications shall be:

                 Investor:           At the address designated on the signature
                                     page of this Subscription Agreement.

                 The Company:        Objective Communications, Inc.
                                     50 International Drive
                                     Portsmouth, New Hampshire 03801
                                     Attn:  Robert H. Emery,
                                              Vice President
                                     Telephone:  (603) 334-6700
                                     Fax:  (603) 334-2212

                 In either case,
                 with a copy to:     Shaw, Pittman, Potts & Trowbridge
                                     1501 Farm Credit Drive
                                     McLean, Virginia 22102
                                     Attention: Ellen Canan Grady, Esq.
                                     Telephone:  (703) 703-7946
                                     Fax: (703) 821-2397

                                             and





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

                 In either case,
                 with a copy to:     Graubard Mollen & Miller
                                     600 Third Avenue
                                     New York, New York 10016-2097
                                     Attention:  David Alan Miller, Esq.
                                     Telephone:  (212) 818-8661
                                     Fax:  (212) 818-8881


or to such other address as any of them, by notice to the others may designate from time to time.

        9.5 ORAL EVIDENCE. This Subscription Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. This Subscription Agreement may not be changed, waived, discharged, or terminated orally but, rather, only by a statement in writing signed by the party or parties against which enforcement or the change, waiver, discharge or termination is sought.

        9.6 SECTION HEADINGS. Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part, any of the terms or provisions of this Subscription Agreement.

                 9.7 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. The representations, warranties and agreements contained herein shall survive the delivery of, and the payment for, the Units.

    RESIDENTS OF ALL STATES: IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE SHARES OF COMMON STOCK OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE COMMON STOCK IS SUBJECT TO RESTRICTION ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE COMMON STOCK HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THIS CONFIDENTIAL TERM SHEET. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

    FOR FLORIDA RESIDENTS: THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE FLORIDA SECURITIES AND INVESTOR PROTECTION ACT ("FLORIDA SECURITIES ACT"), AND THEY THEREFORE HAVE THE STATUS OF SECURITIES ACQUIRED IN AN EXEMPT TRANSACTION UNDER SECTION 517.061 OF THE FLORIDA SECURITIES ACT. EACH OFFEREE WHO IS A FLORIDA RESIDENT SHOULD BE AWARE





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

THAT SECTION 517.061(11)(a)(5) OF THE FLORIDA SECURITIES ACT PROVIDED THAT WHEN SALES ARE MADE TO FIVE OR MORE PERSONS IN FLORIDA, ANY SALE MADE IN FLORIDA IS VOIDABLE BY THY PURCHASER WITHIN THREE DAYS AFTER THE FIRST TENDER OF CONSIDERATIONS IS MADE BY SUCH ESCROW AGREEMENT OR WITHIN THREE DAYS AFTER THE AVAILABILITY OF THE PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER.

    THE AVAILABILITY OF THE PRIVILEGE TO VOID SALES PURSUANT TO SECTION 514.061(A11)(a)(5) IS HEREBY COMMUNICATED TO EACH FLORIDA OFFEREE.

    Manner in Which Title is to be Held.  (check one)

       ____ Individual Ownership                    ____ Tenants in common
       ____ Community Property                      ____ Corporation
       ____ Joint Tenant with Right of              ____ Trust
            Survivorship (both parties must sign)   ____ Other (please indicate)
       ____ Partnership


INDIVIDUAL INVESTORS                               INVESTORS THAT ARE NOT NATURAL PERSONS


-------------------------------------              ------------------------------------
Signature (Individual)                             Name of Entity, if any


                                                   ---------------------------------------
                                                            *Signature

                                                   Its
------------------------------------------            ------------------------------------
Signature (all record holders should sign)                     Title

------------------------------------------         ---------------------------------------
Name(s) Typed or Printed                           Name Typed or Printed

Address to Which Correspondence                    Address to Which Correspondence
Should be Directed                                 Should be Directed

------------------------------------------         ----------------------------------------

------------------------------------------         ----------------------------------------

------------------------------------------         ----------------------------------------
City, State and Zip Code                           City, State and Zip Code

Telephone:                                         Telephone:
            ------------------------------                     ----------------------------
Fax:                                               Fax:
     -------------------------------------              -----------------------------------

------------------------------------------         ----------------------------------------
Social Security Number                             Tax Identification Number

* If Units are being subscribed for by any entity, the Certificate of Signatory on the next page must also be completed.
--------------------------------------------------------------------------------

The foregoing subscription is accepted and the Company hereby agrees to be bound by its terms.


                                     OBJECTIVE COMMUNICATIONS, INC.


Dated:                   , 1999      By:
      -------------------               ---------------------------
                                        James F. Bunker, Chief Executive Officer

                            CERTIFICATE OF SIGNATORY


(To be completed if Units are being subscribed for by an entity)




    I, _______________________________, the ____________________________________
          (name of signatory)                        (title)

of ___________________________________________________________________________ a
                                  (name of entity)

_______________________________________________________________________________.
                                  (type of entity)

hereby certify that the above entity is duly empowered and authorized to purchase the Units and that I am duly empowered and authorized by the entity to execute the Subscription Agreement on its behalf.


    IN WITNESS WHEREOF, I have executed this Certificate this ________day of ______________, 1999.



                                        ---------------------------------
                                                  (Signature)

                                  STOCK POWER



         For value received, I hereby assign and transfer to Objective Communications, Inc., (the "Company"), an aggregate of ________________________ shares of the capital stock of the Company standing in my name on the books of the Company, represented by certificate(s) no. ________________________________, and I do hereby constitute and appoint ___________________________ my true and lawful attorney-in-fact, with full power of substitution, to transfer this stock on the books of the Company.



Dated: ____________ ___ , 1999
                                      ----------------------------------
                                      Name of Entity, if any

In the presence of
                                      ----------------------------------
                                      Signature

                                      Its:
-----------------------------                  -------------------------
                                               Title, if applicable

                                               -------------------------
                                               Print name





NOTICE:  THE SIGNATURE TO THIS FORM MUST BE MEDALLION GUARANTEED.